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                                                                  EXHIBIT(j)(ii)


POWERS OF ATTORNEY FOR EACH OF ROGER B. KEATING, MATTHEW J. KILEY AND ROBERT P.
    SCHMERMUND, DESIGNATING MARK P. HURLEY, YVONNE KANNER AND TRICIA DUNCAN.

                                POWER OF ATTORNEY

I, the undersigned Trustee of Undiscovered Managers Funds, hereby severally constitute and appoint Mark P. Hurley, Yvonne Kanner and Tricia Duncan, and each of them singly, with full powers of substitution, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in the capacity indicated below, the Registration Statement on Form N-1A of Undiscovered Managers Funds and any and all amendments (including post-effective amendments) to said Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them or their substitutes may lawfully do or cause to be done by virtue thereof.

         WITNESS my hand and seal on the date set forth below.



Signature                             Title                         Date


/s/ Roger B. Keating
--------------------------            Trustee                   July 30, 2003
Roger B. Keating




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                                POWER OF ATTORNEY


I, the undersigned Trustee of Undiscovered Managers Funds, hereby severally constitute and appoint Mark P. Hurley, Yvonne Kanner and Tricia Duncan, and each of them singly, with full powers of substitution, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in the capacity indicated below, the Registration Statement on Form N-1A of Undiscovered Managers Funds and any and all amendments (including post-effective amendments) to said Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them or their substitutes may lawfully do or cause to be done by virtue thereof.

         WITNESS my hand and seal on the date set forth below.


Signature                              Title                      Date


/s/ Matthew J. Kiley
--------------------------            Trustee                 July 31, 2003
Matthew J. Kiley




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                                POWER OF ATTORNEY


I, the undersigned Trustee of Undiscovered Managers Funds, hereby severally constitute and appoint Mark P. Hurley, Yvonne Kanner and Tricia Duncan, and each of them singly, with full powers of substitution, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in the capacity indicated below, the Registration Statement on Form N-1A of Undiscovered Managers Funds and any and all amendments (including post-effective amendments) to said Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them or their substitutes may lawfully do or cause to be done by virtue thereof.

         WITNESS my hand and seal on the date set forth below.


Signature                             Title                   Date


/s/ Robert P. Schmermund
--------------------------           Trustee               July 30, 2003
Robert P. Schmermund